                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 15
Report of Independent Accountants................ 19
Dividend Reinvestment Plan....................... 20

VNM ANR 10/98

                             LETTER TO SHAREHOLDERS
September 21, 1998

Dear Shareholder,
    Recently, we decided to consolidate
all Van Kampen American Capital funds
under the single name of Van Kampen
Funds. This move accompanies the change
in the legal name of our firm to Van
Kampen Funds Inc. Consequently, your
Trust's name was changed to Van Kampen            [PHOTO]
New York Quality Municipal Trust on
August 28. You can be assured that the
change in your Trust's name will not
affect its management or daily
operations, and your Trust will           DENNIS J. MCDONNELL AND DON G. POWELL
continue to trade under its current
ticker symbol. If you have any questions regarding your investment or our new name, please contact your financial adviser.

ECONOMIC OVERVIEW
    The economy grew at a moderate rate for much of the past year, accompanied by low inflation. During the three quarters that ended June 30, growth accelerated at a 3.4 percent annual rate, while consumer prices rose 1.4 percent.
    Beneath this tranquil scenario, however, lay periods of economic and financial volatility. During the first quarter, for example, growth surged at a
5.5 percent annual rate, fueled by heavy consumer spending and business inventory buildup. By the second quarter, growth had slowed to a sluggish 1.6 percent annual pace, due to the deepening Asian economic crisis and the General Motors strike.
    Despite the weakening economy, the dollar rallied as foreign investors sought refuge from global turmoil by purchasing U.S. Treasury securities. The strong dollar raised the price of U.S. exports and cut the price of imports. As a result, U.S. companies found they could neither maintain their foreign sales nor compete easily with cheap imports here. Corporate earnings fell, and U.S. stock prices retreated. By August 31, the Dow Jones Industrial Average was down 19 percent from its mid-July high.
    In New York, economic growth continued to be driven by the booming economy in New York City, where financial services and tourism thrived. As a result of this economic strength, Standard & Poor's Ratings Group upgraded the city's general obligation bonds from BBB+ to A-. The state ended its fiscal year with a larger-than-expected $2.17 billion surplus due to strong revenue growth and spending restraint. Looking ahead, however, tax cuts and increased school aid could lead to future budget gaps.

                                                            Continued on page 2

MARKET OVERVIEW
    The stock market rout and foreign economic turmoil were nothing but good news for bonds. The Federal Reserve refrained from raising interest rates to avoid aggravating Asia's crisis, and investors worldwide aggressively bought U.S. Treasury securities. Because these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices rocketed to record levels. On August 31, the Dow Jones Industrial Average fell 512 points, and the 30-year Treasury bond yield, which moves in the opposite direction of its price, fell to a record low of 5.25 percent. A year earlier, its yield was
6.61 percent.
    Municipal bonds followed the gains in Treasuries but, true to form, they didn't rally as strongly. While long-term Treasury bond yields fell 136 basis points during the past year, the yield of the AAA-rated general obligation municipal bond fell only 44 basis points to 4.86 percent on August 31, 1998, from 5.30 percent a year earlier.
    Municipal bonds were hampered by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $190 billion worth of bonds during the first seven months of this year--47 percent more than they had issued during the comparable period last year. Among the new issues was a record $3.4 billion offering from the new Long Island Power Authority, which was part of a larger $7.2 billion issue.
    Despite an abundant supply from which to choose, U.S. investors were reluctant to purchase municipal bonds because of their relatively low yields, and foreign investors had even less interest because they had no need for the tax-exempt income. Compounding the situation was the flood of insured issues, which accounted for almost 60 percent of the new supply. As a result, fewer lower-rated, higher-yielding bonds were issued, and the yield spread between higher-rated and lower-rated bonds narrowed.

[CREDIT QUALITY PIE CHART]


PORTFOLIO COMPOSITION BY CREDIT QUALITY
  AS OF AUGUST 31, 1998

AAA...........  53.6%
AA............   6.1%
A.............  20.1%
BBB...........  18.0%
Non-Rated.....   2.2%

*As a Percentage of Long-Term Investments
Based upon the highest credit ratings as issued by Standard & Poor's or Moody's.

                                                            Continued on page  3

TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We sold a $2.5 million position in a recycling issue whose credit quality had deteriorated and used the proceeds to purchase a small position in Long Island Power Authority's $7.2 billion offering. The LIPA purchase is a long-term security that will help to enhance the call protection of the Trust. Because it was priced at a slight discount to its face value, it will also provide potential price appreciation and help to extend the duration of the Trust.
    Discount bonds tend to have longer durations than other bonds, which means they are more sensitive to changing interest rates. Our purchase of the LIPA bond will help to offset some of the decline in the Trust's duration due to prerefundings. As of August 31, the duration of the Trust stood at 5.07 years, compared with 7.65 years for the Lehman Brothers Municipal Bond Index (excluding bonds maturing in five years or less).
    Approximately one-third of the Trust's securities have been refunded and will be called between 2000 and 2004. Like most bonds in the portfolio, they were purchased when the Trust was created in 1991, a time of significantly higher interest rates. They were not replaced because their yields are substantially higher than the current market yields.
    During the reporting period, the credit quality of several bonds in the Trust's portfolio was upgraded from BBB+ to A-, as a result of Standard & Poor's rating increase for New York City general obligation debt. Those bonds comprise approximately 20 percent of the portfolio.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*

                                                                  AS OF
                                                             AUGUST 31, 1998
General Purpose..........................................         28.0%
Higher Education.........................................         13.6%
Industrial Revenue.......................................          9.3%
Retail Electric/Gas/Telephone............................          9.0%
Transportation...........................................          8.2%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the 12-month period ended August 31, 1998, the Trust generated a total return of 9.94 percent(1) at market price. This reflects a gain in market price per common share from $16.125 on August 31, 1997, to $16.75 on August 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of 5.55 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 9.31 percent(4) on a taxable investment (for investors in the combined federal and state income tax bracket of 40.4 percent). Please refer to the chart on page 7 for additional performance numbers.

                                                            Continued on page 4

                           [DIVIDEND HISTORY GRAPH]

Twelve Month Dividend History
For the Period Ended August 31, 1998


                     Distribution per Common Share
Sep 1997                 $ .0775
Oct 1997                   .0775
Nov 1997                   .0775
Dec 1997                   .0775
Jan 1998                   .0775
Feb 1998                   .0775
Mar 1998                   .0775
Apr 1998                   .0775
May 1998                   .0775
Jun 1998                   .0775
Jul 1998                   .0775
Aug 1998                   .0775

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK
    We believe the economy will rebound later this year, provided some stability is restored in the stock market. Domestic economic activity remains strong despite the market's decline and should overcome many of the negative effects of the global economic crisis. In Asia, where the crisis began, there are signs of potential rebounds. If the economic crisis in Asia, Russia, and other emerging markets continues unabated, however, we believe the Fed will refrain from raising rates and could even lower them. Fed Chairman Alan Greenspan acknowledged as much in a recent speech, when he disclosed that Fed policy-makers had abandoned their bias toward a rate hike in favor of a neutral position. Due to events overseas, policy-makers are now more concerned about an economic slowdown than about rising inflation, Greenspan indicated. The impact of slower economic growth abroad should help to offset any acceleration in domestic inflation.
    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]

Don G. Powell
Chairman
Van Kampen Investment Advisory Corp.

[SIG]

Dennis J. McDonnell
President
Van Kampen Investment Advisory Corp.

                                                  Please see footnotes on page 7

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.
     A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's net asset value, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1998

                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VNM)
 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1).............      9.94%
One-year total return based on NAV(2)......................      9.07%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
 price(3)..................................................      5.55%
Taxable-equivalent distribution rate as a % of closing
 common stock price(4).....................................      9.31%

 SHARE VALUATIONS

Net asset value...........................................    $  17.39
Closing common stock price................................    $ 16.750
One-year high common stock price (01/21/98)...............    $ 17.000
One-year low common stock price (04/29/98)................    $15.5625
Preferred share rate(5)...................................       3.40%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.4% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

     On August 20, 1998, the Trust's Board of Trustees voted to change the Trust's fiscal year end from August 31 to October 31, effective at the close of the August 31, 1998 fiscal year. As a result, the next fiscal year will commence on September 1, 1998 and end on October 31, 1998; however, you will not receive an annual report for the two-month transition period from August 31, 1998 to October 31, 1998. Instead, the financial information for those two months will appear in a separate column in the April 30, 1999 semiannual report. If you would like to receive the audited financial statements for this two-month period, please contact our Investor Services Department at 1-800-341-2929.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.3%
          NEW YORK  93.0%
$ 2,000   Erie Cnty, NY Ser B (FGIC Insd).................   5.625%   06/15/20  $  2,113,240
  3,000   Grand Cent Dist Mgmt Assn Inc NY Business Impt
          Dist Cap Impt (Prerefunded @ 01/01/02)..........   6.500    01/01/22     3,304,590
  4,000   Long Island Pwr Auth NY Elec Sys Rev Genl Ser
          A...............................................   5.500    12/01/29     4,112,360
  4,000   Monroe Cnty, NY Arpt Auth Rev Greater Rochester
          Intl (MBIA Insd)................................   7.250    01/01/09     4,241,120
  1,400   Monroe Cnty, NY Indl Dev Agy Rev Pub Impt Canal
          Ponds Park Ser A................................   7.000    06/15/13     1,541,876
  2,000   Nassau Cnty, NY Genl Impt Ser Q (FGIC Insd).....   5.200    08/01/13     2,104,100
  1,000   New York City Indl Dev Agy Spl Fac Rev 1990
          AMR/American Airls Inc..........................   7.750    07/01/19     1,032,380
  1,000   New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj.............................   6.000    01/01/15     1,068,150
  5,000   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser F (AMBAC Insd)..........................   5.500    06/15/12     5,306,000
    170   New York City Ser A.............................   7.750    08/15/06       189,666
  2,670   New York City Ser A (Prerefunded @ 08/15/01)....   7.750    08/15/06     3,003,990
  7,055   New York City Ser B.............................   6.600    10/01/16     7,732,844
  2,945   New York City Ser B (Prerefunded @ 10/01/02)....   6.600    10/01/16     3,284,235
    425   New York City Ser C Subser C1...................   7.500    08/01/20       479,821
  4,575   New York City Ser C Subser C1 (Prerefunded @
          08/01/02).......................................   7.500    08/01/20     5,241,943
  2,750   New York City Ser D.............................   6.500    02/15/06     3,099,607
    129   New York City Ser F.............................   8.250    11/15/16       146,427
  2,871   New York City Ser F (Prerefunded @ 11/15/01)....   8.250    11/15/16     3,298,147
  2,500   New York St Dorm Auth Rev City Univ Sys 3rd Genl
          Res Ser 2.......................................   6.000    07/01/20     2,705,175
  1,625   New York St Dorm Auth Rev City Univ Sys Cons Ser
          A...............................................   5.625    07/01/16     1,760,866
  2,000   New York St Dorm Auth Rev City Univ Sys Cons Ser
          A (Prerefunded @ 07/01/00)......................   7.625    07/01/20     2,178,340
  1,725   New York St Dorm Auth Rev Dept Hlth Vets Home...   5.500    07/01/11     1,830,449
  2,075   New York St Dorm Auth Rev Genessee Vly Ser B
          (FHA Gtd).......................................   6.900    02/01/32     2,267,664
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)...........................................       *    07/01/06       718,780
    905   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)...........................................       *    07/01/07       620,957
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)...........................................       *    07/01/08       653,080
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)...........................................       *    07/01/09       618,800
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)...........................................       *    07/01/10       585,170
  1,500   New York St Dorm Auth Rev St Univ Edl Fac.......   5.750    05/15/10     1,638,525
  2,000   New York St Dorm Auth Rev Upstate Cmnty Colleges
          Ser B (Prerefunded @ 07/01/01)..................   7.375    07/01/11     2,225,580

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,000   New York St Dorm Auth Rev Upstate Cmnty Colleges
          Ser B (Prerefunded @ 07/01/01)..................   7.200%   07/01/21  $  2,216,660
  3,500   New York St Energy Resh & Dev Auth Elec Fac Rev
          Cons Edison Co NY Inc Proj (MBIA Insd)..........   6.000    03/15/28     3,754,800
  1,110   New York St Energy Resh & Dev Auth Elec Fac Rev
          Cons Edison Co NY Inc Proj Ser A (MBIA Insd)....   7.500    01/01/26     1,167,798
  1,750   New York St Energy Resh & Dev Auth Elec Fac Rev
          Cons Edison Co NY Inc Proj Ser A (MBIA Insd)....   6.750    01/15/27     1,862,840
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser C (MBIA Insd)............   5.600    06/01/25     3,125,910
  4,000   New York St Energy Resh & Dev Auth Pollutn Ctl
          Rev Niagara Mohawk Pwr Rfdg (FGIC Insd).........   6.625    10/01/13     4,358,320
  1,290   New York St Environmental Fac Corp Pollutn Ctl
          Rev St Wtr Rev..................................   6.600    06/15/09     1,471,322
  1,925   New York St Environmental Fac Corp Pollutn Ctl
          Rev St Wtr Rev (Prerefunded @ 06/15/04).........   6.600    06/15/09     2,201,488
  2,000   New York St Environmental Fac Corp Solid Waste
          Disp Rev Occidental Petroleum Corp Proj.........   6.100    11/01/30     2,127,800
  2,100   New York St Hsg Fin Agy Rev Newburgh Interfaith
          Hsg Ser A.......................................   7.050    11/01/12     2,221,653
  1,500   New York St Loc Govt Assistance Corp Ser D
          (Prerefunded @ 04/01/02)........................   7.000    04/01/18     1,685,805
     65   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser C..................................   7.300    02/15/21        71,799
    685   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser C (Prerefunded @ 08/15/01).........   7.300    02/15/21       764,755
    750   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser D..................................   7.400    02/15/18       839,550
  1,700   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser D (Prerefunded @ 02/15/02).........   7.400    02/15/18     1,921,442
  2,000   New York St Med Care Fac Fin Agy Rev
          Presbyterian Hosp Ser A Rfdg (FHA Gtd)..........   5.375    02/15/25     2,040,540
  1,000   New York St Muni Bond Bk Agy Spl Pgm Rev Buffalo
          Ser A (b).......................................   6.875    03/15/06     1,105,440
  3,000   New York St Muni Bond Bk Agy Spl Pgm Rev
          Rochester Ser A (Prerefunded @ 09/15/01)(b).....   6.750    03/15/11     3,313,860
  4,000   New York St Thruway Auth Svc Con Rev (MBIA
          Insd) (a).......................................   5.000    04/01/18     4,001,560
  2,000   New York St Urban Dev Corp Rev Correctional Cap
          Fac Rfdg........................................   5.625    01/01/07     2,123,800
  5,000   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 3 (Prerefunded @ 01/01/02)..............   7.000    01/01/21     5,585,200
  1,500   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 4.......................................   5.375    01/01/23     1,523,490
  1,115   New York St Urban Dev Corp Rev Proj Pine
          Barrens.........................................   5.375    04/01/17     1,137,211
  2,500   Port Auth NY & NJ Cons Ser 77...................   6.250    01/15/27     2,664,500
  1,000   Port Auth NY & NJ Delta Airls Inc Proj Ser 1R...   6.950    06/01/08     1,093,060

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,500   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)................   6.000%   12/01/07  $  2,814,225
  2,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)................   5.750    12/01/25     2,125,820
  1,000   Saint Lawrence Cnty NY Indl Dev Civic Fac Rev St
          Lawrence Univ Proj Ser A........................   5.000    07/01/28       985,440
  1,285   Syracuse, NY Ser B (a)..........................   5.250    10/01/08     1,377,995
  1,930   Yonkers, NY Ser A (Prerefunded @ 02/15/02) (FGIC
          Insd)...........................................   6.500    02/15/07     2,119,217
    400   Yonkers, NY Ser A (Prerefunded @ 02/15/02) (FGIC
          Insd)...........................................   6.500    02/15/12       441,748
                                                                                ------------
                                                                                 133,348,930
                                                                                ------------
          GUAM  3.1%
  2,000   Guam Arpt Auth Rev Ser B........................   6.400    10/01/05     2,179,360
  1,000   Guam Arpt Auth Rev Ser B........................   6.700    10/01/23     1,099,280
  1,000   Guam Pwr Auth Rev Ser A.........................   6.625    10/01/14     1,113,880
                                                                                ------------
                                                                                   4,392,520
                                                                                ------------
          PUERTO RICO  0.6%
    824   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR........................................   6.850    10/17/03       859,686
                                                                                ------------
          U. S. VIRGIN ISLANDS  1.6%
  2,000   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg (Prerefunded @ 10/01/02).........   7.250    10/01/18     2,291,680
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $126,858,462).........................................................   140,892,816
TOTAL SHORT-TERM INVESTMENTS  4.3%
  (Cost $6,150,000)...........................................................     6,150,000
                                                                                ------------
TOTAL INVESTMENTS  102.6%
  (Cost $133,008,462).........................................................   147,042,816
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.6%).................................    (3,710,749)
                                                                                ------------
NET ASSETS  100.0%............................................................  $143,332,067
                                                                                ------------

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $133,008,462).......................  $147,042,816
Interest Receivable.........................................     1,903,674
Cash........................................................        72,233
Other.......................................................         3,092
                                                              ------------
    Total Assets............................................   149,021,815
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,281,619
  Income Distributions - Common and Preferred Shares........       105,743
  Investment Advisory Fee...................................        84,610
  Administrative Fee........................................        24,174
  Affiliates................................................        10,618
Accrued Expenses............................................        91,288
Trustees' Deferred Compensation and Retirement Plans........        91,696
                                                              ------------
    Total Liabilities.......................................     5,689,748
                                                              ------------
NET ASSETS..................................................  $143,332,067
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 900 issued with liquidation preference of $50,000
  per share)................................................  $ 45,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 5,655,638 shares issued and
  outstanding)..............................................        56,556
Paid in Surplus.............................................    83,577,849
Net Unrealized Appreciation.................................    14,034,354
Accumulated Undistributed Net Investment Income.............       313,937
Accumulated Net Realized Gain...............................       349,371
                                                              ------------
    Net Assets Applicable to Common Shares..................    98,332,067
                                                              ------------
NET ASSETS..................................................  $143,332,067
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($98,332,067 divided by 5,655,638 shares outstanding).....  $      17.39
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 8,441,492
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      993,126
Administrative Fee..........................................      283,750
Preferred Share Maintenance.................................      117,796
Trustees' Fees and Expenses.................................       25,391
Custody.....................................................       11,224
Legal.......................................................        4,769
Other.......................................................      153,679
                                                              -----------
    Total Expenses..........................................    1,589,735
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,851,757
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   391,977
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   11,274,021
  End of the Period.........................................   14,034,354
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,760,333
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,152,310
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $10,004,067
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                              Year Ended        Year Ended
                                                            August 31, 1998   August 31, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................  $  6,851,757      $  6,940,561
Net Realized Gain..........................................       391,977            55,284
Net Unrealized Appreciation During the Period..............     2,760,333         4,058,210
                                                             ------------      ------------
Change in Net Assets from Operations.......................    10,004,067        11,054,055
                                                             ------------      ------------
Distributions from Net Investment Income:
  Common Shares............................................    (5,259,384)       (5,597,679)
  Preferred Shares.........................................    (1,603,442)       (1,597,711)
                                                             ------------      ------------
                                                               (6,862,826)       (7,195,390)
                                                             ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........     3,141,241         3,858,665
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.............................................           -0-           132,181
                                                             ------------      ------------
TOTAL INCREASE IN NET ASSETS...............................     3,141,241         3,990,846
NET ASSETS:
Beginning of the Period....................................   140,190,826       136,199,980
                                                             ------------      ------------
End of the Period (Including accumulated undistributed net
  investment income of $313,937 and $322,848,
  respectively)............................................  $143,332,067      $140,190,826
                                                             ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                              September 27, 1991
                                                                                                   (Commencement
                                                                                                   of Investment
                                                       Year Ended August 31                       Operations) to
                                     ---------------------------------------------------------        August 31,
                                      1998      1997      1996      1995      1994      1993                1992
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period (a)........................  $16.831   $16.148   $16.469   $16.633   $17.958   $16.303         $14.777
                                     -------   -------   -------   -------   -------   -------         -------
 Net Investment Income.............    1.212     1.227     1.245     1.243     1.302     1.307           1.068
 Net Realized and Unrealized
   Gain/Loss.......................     .558      .728     (.226)     .168    (1.163)    1.640           1.400
                                     -------   -------   -------   -------   -------   -------         -------
Total from Investment Operations...    1.770     1.955     1.019     1.411      .139     2.947           2.468
                                     -------   -------   -------   -------   -------   -------         -------
Less:
 Distributions from Net Investment
   Income:
   Paid to Common Shareholders.....     .930      .990     1.050     1.050     1.050     1.007            .743
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders........     .284      .282      .290      .267      .211      .195            .199
 Distributions from and in Excess
   of Net Realized Gain:
   Paid to Common Shareholders.....      -0-       -0-       -0-      .216      .177      .071             -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders........      -0-       -0-       -0-      .042      .026      .019             -0-
                                     -------   -------   -------   -------   -------   -------         -------
Total Distributions................    1.214     1.272     1.340     1.575     1.464     1.292            .942
                                     -------   -------   -------   -------   -------   -------         -------
Net Asset Value, End of the
 Period............................  $17.387   $16.831   $16.148   $16.469   $16.633   $17.958         $16.303
                                     =======   =======   =======   =======   =======   =======         =======
Market Price Per Share at End of
 the Period........................  $ 16.75   $16.125   $16.500   $15.500   $15.375   $17.250         $15.625
Total Investment Return at Market
 Price (b).........................    9.94%     3.94%    13.62%     9.73%    (4.08%)    17.94%           9.39%*
Total Return at Net Asset
 Value (c).........................    9.07%    10.62%     4.45%     7.29%     (.67%)    17.42%          14.00%*
Net Assets at End of the Period (In
Millions)..........................  $143.3    $140.2    $136.2    $137.9    $138.9     $146.3          $137.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares**..........................    1.64%     1.68%     1.74%     1.76%     1.66%     1.66%            1.67%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d).................    5.42%     5.73%     5.77%     6.08%     6.31%     6.58%            6.27%
Portfolio Turnover.................      26%       17%       23%       50%       21%       25%              65%*
  * Non-Annualized
 ** Ratio of Expenses to Average
    Net Assets Including Preferred
    Shares.........................    1.12%     1.13%     1.18%     1.17%     1.14%     1.13%            1.17%

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.223 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of New York municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                August 31, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At August 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $133,008,462 the aggregate gross unrealized appreciation is $14,034,354 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $14,034,354.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to expenses which are not deductible for tax purposes totaling $2,158 were reclassified from accumulated undistributed net investment income to capital.

    For the year ended August 31, 1998, 99.8% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                August 31, 1998
--------------------------------------------------------------------------------

    For the year ended August 31, 1998, the Trust recognized expenses of approximately $2,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1998, the Trust recognized expenses of approximately $59,400 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 1998 and August 31, 1997, common share paid in surplus aggregated $83,577,849 and $83,580,007, respectively.

    Transactions in common shares were as follows:

                                             YEAR ENDED        YEAR ENDED
                                        AUGUST 31, 1998   AUGUST 31, 1997
-------------------------------------------------------------------------
Beginning Shares...........................   5,655,638         5,647,596
Shares Issued Through Dividend
  Reinvestment.............................         -0-             8,042
                                              ---------        ----------
Ending Shares..............................   5,655,638         5,655,638
                                              =========        ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sale of investments, excluding short-term investments, were $35,914,404 and $36,397,292, respectively.

5. PREFERRED SHARES

The Trust has outstanding 900 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on August 31, 1998, was 3.400%. During the year ended August 31, 1998, the rates ranged from 3.250% to 3.850%.

                                August 31, 1998
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

6. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen New York Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen New York Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen New York Quality Municipal Trust as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 6, 1998

                           DIVIDEND REINVESTMENT PLAN


The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                                Van Kampen Funds
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS


Domestic                               Tax Exempt Income
     Aggressive Equity                      California Insured Tax Free
     Aggressive Growth                      Florida Insured Tax Free Income
     American Value                         High Yield Municipal
     Comstock                               Insured Tax Free Income
     Emerging Growth                        Intermediate Term Municipal Income
     Enterprise                             Municipal Income
     Equity Growth                          New York Tax Free Income
     Equity Income                          Pennsylvania Tax Free Income
     Growth                                 Tax Free High Income
     Growth and Income                 Capital Preservation
     Harbor                                 Reserve
     Pace                                   Tax Free Money
     Real Estate Securities            Senior Loan
     U.S. Real Estate                       Prime Rate Income Trust
     Utility                                Senior Floating Rate
     Value
International/Global                   To find out more about any of these
     Asian Growth                      funds, ask your financial adviser for a
     Emerging Markets                  prospectus, which contains more complete
     European Equity                   information, including sales charges,
     Global Equity                     risks, and expenses. Please read it
     Global Equity Allocation          carefully before you invest or send
     Global Franchise                  money.
     Global Managed Assets
     International Magnum              To view a current Van Kampen fund
     Latin American                    prospectus or to receive additional fund
                                       information, choose from one of the
FIXED-INCOME FUNDS                     following:
Income
     Corporate Bond                    - visit our web site at
     Global Fixed Income                 WWW.VANKAMPEN.COM -- to view a
     Global Government Securities        prospectus, select Download Prospectus
     Government Securities
     High Income Corporate Bond        - call us at 1-800-341-2911 weekdays
     High Yield                          from 7:00 a.m. to 7:00 p.m. Central
     High Yield & Total Return           time (Telecommunications Device for
     Limited Maturity Government         the Deaf users, call 1-800-421-2833)
     Short-Term Global Income
     Strategic Income                  - e-mail us by visiting
     U.S. Government                     WWW.VANKAMPEN.COM and selecting
     U.S. Government Trust for Income    Contact Us
     Worldwide High Income

                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST


BOARD OF TRUSTEES                    INVESTMENT ADVISER

DAVID C. ARCH                        VAN KAMPEN INVESTMENT
ROD DAMMEYER                         ADVISORY CORP.
HOWARD J KERR                        1 Parkview Plaza
DENNIS J. MCDONNELL* - Chairman      P.O. Box 5555
STEVEN MULLER                        Oakbrook Terrace, Illinois 60181-5555
THEODORE A. MYERS
DON G. POWELL*                       Custodian and
HUGO F. SONNENSCHEIN                 Transfer Agent
WAYNE W. WHALEN*
                                     STATE STREET BANK
OFFICERS                             AND TRUST COMPANY
                                     225 Franklin Street
DENNIS J. MCDONNELL*                 P.O. Box 1713
  President                          Boston, Massachusetts 02105

RONALD A. NYBERG*                    LEGAL COUNSEL
  Vice President and Secretary
                                     SKADDEN, ARPS, SLATE,
EDWARD C. WOOD, III*                 MEAGHER & FLOM (ILLINOIS)
  Vice President and Chief           333 West Wacker Drive
   Financial Officer                 Chicago, Illinois 60606

CURTIS W. MORELL*
  Vice President and Chief           INDEPENDENT ACCOUNTANTS
  Accounting Officer

JOHN L. SULLIVAN*                    KPMG PEAT MARWICK LLP
  Treasurer                          Peat Marwick Plaza
                                     303 East Wacker Drive
TANYA M. LODEN*                      Chicago, Illinois 60601
  Controller

PETER W. HEGEL*
  Vice President




* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of Trustees and the selection of independent public accountants.

    1) With regard to the election of Theodore A. Myers as elected Trustee by the preferred shareholders of the Trust, 706 shares voted in his favor and 2 shares withheld.

    2) With regard to the election of the following Trustees by the common shareholders of the Trust:

                                                         # OF SHARES
                                                  -------------------------
                                                  IN FAVOR         WITHHELD
---------------------------------------------------------------------------
Don G. Powell..............................       4,956,298          59,712
Hugo Sonnenschein..........................       4,955,798          59,672
Dennis J. McDonnell........................       4,023,605          74,334

    The other trustees of the Trust whose terms did not expire in 1998 are Dennis J. McDonnell, Wayne W. Whalen, Rod Dammeyer, David C. Arch, Steven Muller and Howard J Kerr.

    3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust 4,955,927 shares voted for the proposal, 15,681 shares voted against, and 44,570 shares abstained.

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

                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST

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